United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-7193

(Investment Company Act File Number)

Federated Institutional Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  08/31/09

Date of Reporting Period:  08/31/09

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Intermediate Government/Corporate Fund

A Portfolio of Federated Institutional Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2009

Institutional Shares
Institutional Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008	2007	2006 [1]
Net Asset Value, Beginning of Period	$10.14	$9.83	$9.75	$10.00
Income From Investment Operations:
Net investment income	0.36	0.47	0.46	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.14	0.29	0.08	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	0.50	0.76	0.54	0.18
Less Distributions:
Distributions from net investment income	(0.38)	(0.45)	(0.46)	(0.43)
Distributions from net realized gains on investments and futures contracts	(0.29)	--	--	--
TOTAL DISTRIBUTIONS	(0.67)	(0.45)	(0.46)	(0.43)
Net Asset Value, End of Period	$9.97	$10.14	$9.83	$9.75
Total Return [2]	5.28%	7.85%	5.69%	1.90%

Ratios to Average Net Assets:
Net expenses	0.30%	0.30%	0.31%	0.30%
Net investment income	3.62%	4.66%	4.73%	4.65%
Expense waiver/reimbursement [3]	3.18%	2.26%	1.58%	4.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,502	$50	$4,926	$5,186
Portfolio turnover	205%	50%	51%	220%

1 The date of initial investment was September 2, 2005.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2009	2008	2007	2006 [1]
Net Asset Value, Beginning of Period	$10.14	$9.83	$9.75	$10.00
Income From Investment Operations:
Net investment income	0.36	0.43	0.44	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.12	0.31	0.08	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	0.48	0.74	0.52	0.16
Less Distributions:
Distributions from net investment income	(0.36)	(0.43)	(0.44)	(0.41)
Distributions from net realized gains on investments and futures contracts	(0.29)	--	--	--
TOTAL DISTRIBUTIONS	(0.65)	(0.43)	(0.44)	(0.41)
Net Asset Value, End of Period	$9.97	$10.14	$9.83	$9.75
Total Return [2]	5.03%	7.58%	5.43%	1.64%

Ratios to Average Net Assets:
Net expenses	0.55%	0.55%	0.55%	0.55%
Net investment income	3.82%	4.24%	4.48%	4.40%
Expense waiver/reimbursement [3]	4.08%	2.26%	1.59%	0.99%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,522	$9,116	$18,887	$23,261
Portfolio turnover	205%	50%	51%	220%

1 The date of initial investment was September 2, 2005.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,051.30	$1.55
Institutional Service Shares	$1,000	$1,050.10	$2.84
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,023.69	$1.53
Institutional Service Shares	$1,000	$1,022.43	$2.80

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares	0.30%
Institutional Service Shares	0.55%

Management Discussion of Fund Performance (unaudited)

FUND PERFORMANCE AND SUMMARY

The Fund's total return, based on net asset value, for the 12-month reporting period was 5.28% for the Institutional Shares and 5.03% for the Institutional Service Shares. The total return of the Barclays Capital Intermediate Government/Credit Index (BCIGCI), 1 a broad-based securities market index, was 6.81% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCIGCI.

The Fund's investment strategy focused on: (a) the overall interest rate sensitivity of the portfolio; 2 (b) movement among the various sectors and quality spectrums of the bond market such as mortgage-backed securities; and (c) the selection of individual securities. These were the most significant factors affecting the Fund's performance during the 12-month reporting period.

Market Overview

The U.S. economy saw its worst decline in nearly 30 years during the reporting period. A recovery, albeit sluggish, has started, but housing remains a major drag, and the overhang of foreclosed homes is stunning. A massive expansion of government and a stimulative monetary policy have relieved stress in the residential and commercial mortgage markets. Inflation has remained subdued as the world came into a position of global excess supply.

Over the 12-month reporting period, short-term interest rates fell dramatically on a flight to quality, while long-term rates fell, though less precipitously. For example, the 2-year Treasury yield fell 130 basis points over the 12 months, while the 30-year Treasury yield fell 20 basis points. Consequently, the yield curve steepened.

1 Barclays Capital Intermediate Government/Credit Index is a market weighted performance benchmark for corporate fixed-rate debt issues with maturities between one and ten years.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Interest Sensitivity and Effective Duration 3

Active management of the portfolio's interest sensitivity was a substantial detractor to Fund performance. Over the 12-month reporting period, although the Fund had on average a greater interest sensitivity relative to the BCIGCI (as measured by effective duration), active management of the portfolio's interest rate sensitivity detracted from performance.

Maturity and Yield Curve

Active management of the portfolio's yield curve exposures was a substantial detractor to Fund performance. Relative to the BCIGCI, the Fund held mostly short maturity and very long maturity securities and avoided holding relatively intermediate maturities. As a result, the Fund was positioned in the parts of the "yield curve" where bond prices increased by a relatively lesser amount, thereby hurting relative performance of the portfolio.

Sector & Quality Management

At the end of the reporting period, corporate bonds totaled 49.6% of the portfolio while AAA-rated commercial mortgage-backed securities (CMBS) 4 totaled 7.4%. Relative to the BCIGCI, the Fund's overweight to corporate securities and CMBS, contributed to performance by adding yield to the portfolio. Although the Fund held no exposure to residential mortgage-backed securities at the end of the reporting period, the overweight to this sector added to portfolio performance through additional yield. An overweight to lower-quality, BBB-rated credits also helped performance. 5

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

4 The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

Security Selection

Overall security selection particularly in the financial sector was the most significant drag on performance, while securities in the industrial area added to performance though not enough to offset the finance area. The following positions detracted from performance relative to the benchmark: Financials, Washington Mutual , Capmark Financial Group , AIG , Nuveen Investments , Bank of America/Merrill Lynch and Citigroup .. On the industrial side, positions that performed poorly included: Daimler Chrysler , Harsco Corp. , Eli Lilly & Co. , RPM International , Prologis and IBM .. Financials in the portfolio that performed well and helped performance included: Zions Bancorp , Sovereign Bank , Morgan Stanley and St. Paul/Travelers .. Industrials that performed well included Rockwell Collins , Thomas & Betts , Embraer Overseas , and Harris Corp.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Intermediate Government/Corporate Fund (Institutional Shares) (the "Fund") from September 2, 2005 (start of performance) to August 31, 2009, compared to the Barclays Capital Intermediate Government/Credit Index (BCIGCI). 2

Average Total Return for the Period Ended 8/31/2009
1 Year	5.28%
Start of Performance (9/2/2005)	5.16%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCIGCI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the Security and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCIGCI is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Intermediate Government/Corporate Fund (Institutional Service Shares) (the "Fund") from September 2, 2005 (start of performance) to August 31, 2009, compared to the Barclays Capital Intermediate Government/Credit Index (BCIGCI). 2

Average Total Return For the Period Ended 8/31/2009
1 Year	5.03%
Start of Performance (9/2/2005)	4.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCIGCI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCIGCI is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables (unaudited)

At August 31, 2009, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Corporate Debt Securities	49.5%
U.S. Treasury and Agency Securities [2]	30.5%
Collateralized Mortgage Obligations	7.4%
Derivative Contracts [3]	(0.2)%
Cash Equivalents [4]	9.0%
Other Assets and Liabilities - Net [5]	3.8%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2 For purposes of this table, U.S. Treasury and Agency Securities does not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).

3 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2009

Principal Amount			Value
		CORPORATE BONDS--49.3%
		Basic Industry - Chemicals--1.6%
$75,000		Dow Chemical Co., Note, 8.55%, 5/15/2019	$81,831
25,000		Du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/2013	27,087
20,000		Praxair, Inc., 4.625%, 3/30/2015	21,445
35,000		Rohm & Haas Co., 6.00%, 9/15/2017	34,507
		TOTAL	164,870
		Basic Industry - Metals & Mining--1.6%
20,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 6/1/2019	21,967
50,000		BHP Finance (USA), Inc., 6.50%, 4/1/2019	57,674
50,000		Barrick Gold Corp., 6.95%, 4/1/2019	58,140
25,000		Rio Tinto Finance USA Ltd., 5.875%, 7/15/2013	26,610
		TOTAL	164,391
		Basic Industry - Paper--0.2%
25,000		International Paper Co., Sr. Unsecd. Note, 7.50%, 8/15/2021	25,396
		Capital Goods - Aerospace & Defense--0.7%
20,000	[1,2]	BAE Systems Holdings, Inc., 4.75%, 8/15/2010	20,252
50,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	50,250
		TOTAL	70,502
		Capital Goods - Building Materials--0.5%
50,000		RPM International, Inc., 6.50%, 2/15/2018	45,957
		Capital Goods - Construction Machinery--0.3%
25,000		Caterpillar, Inc., 7.00%, 12/15/2013	28,802
		Capital Goods - Diversified Manufacturing--2.7%
15,000		Dover Corp., Note, 5.45%, 3/15/2018	16,154
10,000		Emerson Electric Co., 4.875%, 10/15/2019	10,419
50,000		Harsco Corp., 5.75%, 5/15/2018	50,996
10,000	[1,2]	Hutchison Whampoa International Ltd., 6.50%, 2/13/2013	10,839
50,000		Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	52,540
50,000		Roper Industries, Inc., 6.625%, 8/15/2013	53,543
40,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 2/15/2067	23,800
55,000		Thomas & Betts Corp., Note, 7.25%, 6/1/2013	56,570
		TOTAL	274,861
Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Environmental--0.6%
$50,000		Waste Management, Inc., 7.375%, 3/11/2019	$57,451
		Communications - Media & Cable--2.5%
45,000		Comcast Corp., Company Guarantee, 6.50%, 1/15/2017	49,508
50,000		Cox Communications, Inc., 7.125%, 10/1/2012	55,483
50,000		Time Warner Cable, Inc., Company Guarantee, 6.75%, 6/15/2039	53,610
75,000		Time Warner Cable, Inc., Company Guarantee, 8.75%, 2/14/2019	92,409
		TOTAL	251,010
		Communications - Media Noncable--0.3%
25,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	29,211
		Communications - Telecom Wireless--0.8%
25,000		America Movil S.A.B. de C.V., Note, 5.75%, 1/15/2015	26,227
10,000		Vodafone Group PLC, 5.35%, 2/27/2012	10,689
40,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	42,533
		TOTAL	79,449
		Communications - Telecom Wirelines--3.3%
25,000		AT&T, Inc., 6.70%, 11/15/2013	28,441
75,000		Deutsche Telekom International Finance BV, 4.875%, 7/8/2014	79,399
20,000		France Telecom SA, Sr. Unsecd. Note, 5.375%, 7/8/2019	21,236
75,000		Rogers Communications, Inc., 6.80%, 8/15/2018	85,149
79,000		Telefonica SA, Sr. Note, 5.855%, 2/4/2013	86,053
25,000		Verizon Communications, Inc., 6.10%, 4/15/2018	27,398
		TOTAL	327,676
		Consumer Cyclical - Automotive--1.0%
50,000	[1,2]	American Honda Finance Corp., 4.625%, 4/2/2013	50,496
50,000		Johnson Controls, Inc., Sr. Note, 5.25%, 1/15/2011	51,436
		TOTAL	101,932
		Consumer Cyclical - Entertainment--1.5%
35,000		Time Warner, Inc., 5.50%, 11/15/2011	37,263
100,000		Time Warner, Inc., Company Guarantee, 6.875%, 6/15/2018	111,078
		TOTAL	148,341
		Consumer Cyclical - Retailers--0.6%
25,000		CVS Caremark Corp., Sr. Note, 5.75%, 8/15/2011	26,831
20,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 6/1/2017	21,421
10,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.75%, 2/15/2018	9,050
		TOTAL	57,302
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Cyclical Food/Beverage--1.9%
$10,000		Coca-Cola Enterprises, Inc., 4.25%, 3/1/2015	$10,562
40,000		General Mills, Inc., Note, 5.70%, 2/15/2017	43,496
20,000		Kellogg Co., Sr. Unsub., 5.125%, 12/3/2012	21,735
10,000		Kraft Foods, Inc., Sr. Unsecd. Note, 6.125%, 2/1/2018	10,973
25,000		PepsiCo, Inc., 4.65%, 2/15/2013	26,831
10,000	[1,2]	Ralcorp Holdings, Inc., Sr. Note, 6.625%, 8/15/2039	10,387
60,000	[1,2]	SABMiller PLC, Note, 6.50%, 7/1/2016	63,318
		TOTAL	187,302
		Consumer Non-Cyclical Health Care--1.2%
50,000	[1,2]	CareFusion Corp., 6.375%, 8/1/2019	53,600
35,000		Covidien International Finance SA, 5.45%, 10/15/2012	37,532
25,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	25,463
		TOTAL	116,595
		Consumer Non-Cyclical Supermarkets--0.8%
25,000		Kroger Co., 5.00%, 4/15/2013	26,188
50,000		Kroger Co., 7.50%, 1/15/2014	57,561
		TOTAL	83,749
		Consumer Non-Cyclical Tobacco--1.1%
45,000		Altria Group, Inc., 9.25%, 8/6/2019	54,469
50,000		Philip Morris International, Inc., 5.65%, 5/16/2018	53,318
		TOTAL	107,787
		Energy - Independent--0.7%
50,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	52,575
20,000		Devon Energy Corp., 6.30%, 1/15/2019	22,152
		TOTAL	74,727
		Energy - Integrated--0.3%
31,115	[1,2]	Qatar Petroleum, 5.579%, 5/30/2011	32,136
		Energy - Oil Field Services--0.3%
25,000		Weatherford International Ltd., 5.15%, 3/15/2013	26,087
		Energy - Refining--0.6%
50,000		Valero Energy Corp., 9.375%, 3/15/2019	57,956
		Financial Institution - Banking--3.1%
50,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	45,621
25,000		Bank of America Corp., Sr. Note, 5.375%, 6/15/2014	25,689
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Banking--continued
$50,000		Bank of America Corp., Sr. Note, 7.375%, 5/15/2014	$54,862
25,000		Capital One Financial Corp., Sr. Note, 7.375%, 5/23/2014	27,496
50,000		Merrill Lynch & Co., Inc., Sr. Unsecd. Note, 6.05%, 8/15/2012	52,443
20,000		Morgan Stanley, Sr. Unsecd. Note, 5.95%, 12/28/2017	20,544
50,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	49,063
50,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	38,048
		TOTAL	313,766
		Financial Institution - Brokerage--2.6%
25,000		Blackrock, Inc., 6.25%, 9/15/2017	27,008
15,000		Charles Schwab Corp., Sr. Unsecd. Note, 4.95%, 6/1/2014	15,839
20,000		Eaton Vance Corp., 6.50%, 10/2/2017	21,121
100,000	[1,2]	FMR Corp., 4.75%, 3/1/2013	100,095
10,000		Janus Capital Group, Inc., Sr. Note, 6.50%, 6/15/2012	9,918
10,000		Janus Capital Group, Inc., Sr. Note, 6.95%, 6/15/2017	9,281
20,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.50%, 7/15/2019	21,017
50,000		Raymond James Financial, Inc., 8.60%, 8/15/2019	52,767
		TOTAL	257,046
		Financial Institution - Finance Noncaptive--2.8%
25,000		American Express Co., 4.875%, 7/15/2013	25,439
75,000		American Express Co., Sr. Unsecd. Note, 8.125%, 5/20/2019	84,706
50,000		American International Group, Inc., Sr. Note, 4.70%, 10/1/2010	47,312
60,000		Capital One Capital IV, 6.745%, 2/17/2037	44,100
25,000		Capital One Capital V, 10.25%, 8/15/2039	25,480
40,000		Capmark Financial Group, Inc., Company Guarantee, (Series WI), 8.30%, 5/10/2017	7,891
40,000		General Electric Capital Corp., 5.625%, 5/1/2018	40,005
10,000	[1,2]	Macquarie Group Ltd., Note, (Series 144A), 7.625%, 8/13/2019	10,283
		TOTAL	285,216
		Financial Institution - Insurance - Health--0.7%
40,000		Aetna US Healthcare, 5.75%, 6/15/2011	42,325
25,000		UnitedHealth Group, Inc., Bond, 6.00%, 2/15/2018	25,704
		TOTAL	68,029
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Insurance - Life--2.0%
$40,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, 8.875%, 6/1/2039	$44,692
50,000		MetLife, Inc., Sr. Unsecd. Note, (Series A), 6.817%, 8/15/2018	55,250
50,000	[1,2]	Pacific Life Global Funding, Note, 5.15%, 4/15/2013	50,784
50,000		Prudential Financial, Inc., 5.15%, 1/15/2013	50,898
		TOTAL	201,624
		Financial Institution - Insurance - P&C--1.7%
25,000		ACE INA Holdings, Inc., 5.60%, 5/15/2015	26,783
50,000		Chubb Corp., Sr. Note, 5.75%, 5/15/2018	54,543
30,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	26,818
25,000	[1,2]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	22,487
10,000	[1,2]	Nationwide Mutual Insurance Co., Note, (Series 144A), 9.375%, 8/15/2039	10,085
25,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	26,655
		TOTAL	167,371
		Financial Institution - REITs--0.8%
20,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	17,545
15,000		Liberty Property LP, 6.625%, 10/1/2017	13,696
50,000		Simon Property Group LP, 6.75%, 5/15/2014	53,355
		TOTAL	84,596
		Sovereign--0.6%
50,000		Corp Andina De Fomento, Note, 8.125%, 6/4/2019	57,702
		Technology--2.6%
15,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	16,241
50,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	54,735
50,000		Harris Corp., 5.95%, 12/1/2017	53,318
25,000		Hewlett-Packard Co., Note, 5.40%, 3/1/2017	27,036
50,000		Hewlett-Packard Co., Sr. Unsecd. Note, 5.50%, 3/1/2018	54,451
50,000		Oracle Corp., Sr. Unsecd. Note, 5.75%, 4/15/2018	55,128
		TOTAL	260,909
		Transportation - Railroads--0.5%
25,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	26,508
25,000		Union Pacific Corp., 4.875%, 1/15/2015	26,259
		TOTAL	52,767
Principal Amount			Value
		CORPORATE BONDS--continued
		Transportation - Services--0.4%
$40,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	$39,273
		Utility - Electric--3.4%
25,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.80%, 3/15/2018	26,932
20,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 9/15/2016	21,427
20,000	[1,2]	Electricite De France, 5.50%, 1/26/2014	21,623
25,000		Exelon Generation Co. LLC, 6.95%, 6/15/2011	26,860
25,000		FirstEnergy Corp., 6.45%, 11/15/2011	26,768
15,000	[1,2]	FirstEnergy Solutions Co., Company Guarantee, (Series 144A), 6.05%, 8/15/2021	15,709
41,635	[1,2]	Great River Energy, 1st Mtg. Note, 5.829%, 7/1/2017	43,522
20,000		National Rural Utilities Cooperative Finance Corp., 5.45%, 2/1/2018	20,997
10,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.25%, 3/1/2018	10,662
25,000		Union Electric Co., 6.00%, 4/1/2018	26,619
60,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.00%, 6/30/2019	62,086
35,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	38,012
		TOTAL	341,217
		Utility - Natural Gas Distributor--1.0%
10,000		Atmos Energy Corp., 5.125%, 1/15/2013	10,344
25,000		Sempra Energy, Sr. Unsecd. Note, 6.50%, 6/1/2016	27,742
25,000		Sempra Energy, Sr. Unsecd. Note, 9.80%, 2/15/2019	31,656
25,000		Southern California Gas Co., 1st Mtg. Bond, 5.50%, 3/15/2014	27,271
		TOTAL	97,013
		Utility - Natural Gas Pipelines--2.0%
50,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	53,803
40,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	41,082
20,000		Enterprise Products Operating LLC, Company Guarantee, 9.75%, 1/31/2014	24,097
25,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.85%, 9/15/2012	26,846
50,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.85%, 2/15/2020	55,484
		TOTAL	201,312
		TOTAL CORPORATE BONDS (IDENTIFIED COST $4,775,756)	4,941,331
Principal Amount			Value
		CORPORATE NOTE--0.2%
		Communications - Telecom Wirelines--0.2%
$25,000		Telecom Italia Capital, Note, 4.875%, 10/1/2010 (IDENTIFIED COST $24,813)	$25,529
		GOVERNMENT AGENCIES--10.7%
		Federal Home Loan Mortgage Corp.--10.7%
1,000,000		Federal Home Loan Mortgage Corp., 4.125%, 12/21/2012 (IDENTIFIED COST $1,031,203)	1,071,605
		COLLATERALIZED MORTGAGE OBLIGATIONS--7.4%
		Commercial Mortgage--4.8%
65,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4, Class A3, 5.293%, 12/11/2049	60,530
100,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Class A4, 5.886%, 11/15/2044	90,191
100,000		LB-UBS Commercial Mortgage Trust 2008-C1, Class A2, 6.318%, 4/15/2041	90,252
111,000		Merrill Lynch Mortgage Trust 2008-C1, Class A4, 5.69%, 2/12/2051	83,655
100,000		Morgan Stanley Capital I 2006-IQ12, Class A4, 5.332%, 12/15/2043	80,894
100,000		Morgan Stanley Capital, Inc., Class A4, 6.076%, 6/11/2049	78,812
		TOTAL	484,334
		Non-Agency Mortgage--2.6%
100,000		CS First Boston Mortgage Securities Corp. 2005-C1, Class A4, 5.014%, 2/15/2038	96,545
200,000		JPMorgan Chase Commercial Mortgage Securities, Class A4, 5.937%, 2/12/2049	160,994
		TOTAL	257,539
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $716,309)	741,873
		U.S. TREASURY--19.8%
1,000,000		United States Treasury Note, 1.875%, 4/30/2014	982,695
700,000	[3]	United States Treasury Note, 2.25%, 5/31/2014	698,278
300,000		United States Treasury Note, 2.625%, 7/31/2014	303,539
		TOTAL U.S. TREASURY (IDENTIFIED COST $1,970,216)	1,984,512
Shares			Value
		MUTUAL FUND--9.0%
898,227	[4,5]	Prime Value Obligations Fund, Institutional Shares, 0.38% (AT NET ASSET VALUE)	$898,227
		TOTAL INVESTMENTS--96.4% (IDENTIFIED COST $9,416,524) [6]	9,663,077
		OTHER ASSETS AND LIABILITIES - NET--3.6% [7]	360,487
		TOTAL NET ASSETS--100%	$10,023,564

At August 31, 2009, the Fund had the following outstanding futures contracts:

Description		Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[8]	United States Treasury Bond 30-Year Short Futures	6	$ 718,500	December 2009	$ (17,872)
[8]	United States Treasury Notes 2-Year Short Futures	7	$1,514,406	December 2009	$ (5,922)
	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(23,794)

Unrealized Depreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2009, these restricted securities amounted to $623,381, which represented 6.2% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At August 31, 2009, these liquid restricted securities amounted to $623,381, which represented 6.2% of total net assets.

3 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long and short futures contracts.

4 Affiliated company.

5 7-Day net yield.

6 Also represents cost of investments for federal tax purposes.

7 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

8 Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2009.

The following acronym is used throughout this portfolio:

REITs	--Real Estate Investment Trust

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1-- Quoted Prices and Investments in Mutual Funds	Level 2-- Other Significant Observable Inputs	Level 3-- Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ --	$4,941,331	$--	$4,941,331
Corporate Note	--	25,529	--	25,529
Government Agencies	--	1,071,605	--	1,071,605
Collateralized Mortgage Obligations	--	741,873	--	741,873
U.S. Treasury	--	1,984,512	--	1,984,512
Mutual Fund	898,227	--	--	898,227
TOTAL SECURITIES	$898,227	$8,764,850	$--	$9,663,077
OTHER FINANCIAL INSTRUMENTS*	$ (23,794)	$ --	$--	$ (23,794)

* Other financial instruments include futures contracts.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2009

Assets:
Total investments in securities, at value including $898,227 of investments in affiliated issuers (Note 5) (identified cost $9,416,524)		$9,663,077
Income receivable		93,209
Receivable for investments sold		346,369
TOTAL ASSETS		10,102,655
Liabilities:
Payable for shares redeemed	$76
Income distribution payable	22,292
Payable for daily variation margin	5,688
Payable for Directors'/Trustees' fees	652
Payable for transfer and dividend disbursing agent fees and expenses	7,324
Payable for shareholder services fee (Note 5)	323
Payable for auditing fees	23,500
Payable for share registration costs	3,249
Payable for printing and postage	2,530
Payable for portfolio accounting fees	8,425
Payable for legal fees	3,399
Accrued expenses	1,633
TOTAL LIABILITIES		79,091
Net assets for 1,005,054 shares outstanding		$10,023,564
Net Assets Consist of:
Paid-in capital		$9,778,714
Net unrealized appreciation of investments and futures contracts		222,759
Accumulated net realized gain on investments and futures contracts		16,025
Undistributed net investment income		6,066
TOTAL NET ASSETS		$10,023,564
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$8,501,752 ÷ 852,462 shares outstanding, no par value, unlimited shares authorized		$9.97
Institutional Service Shares:
$1,521,812 ÷ 152,592 shares outstanding, no par value, unlimited shares authorized		$9.97

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2009

Investment Income:
Dividends received from affiliated issuers (Note 5)			$46,875
Interest			407,239
TOTAL INCOME			454,114
Expenses:
Investment adviser fee (Note 5)		$44,183
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		6,864
Transfer and dividend disbursing agent fees and expenses		30,738
Directors'/Trustees' fees		3,976
Auditing fees		24,800
Legal fees		6,765
Portfolio accounting fees		61,316
Shareholder services fee--Institutional Service Shares (Note 5)		10,576
Account administration fee--Institutional Service Shares		762
Share registration costs		33,971
Printing and postage		18,686
Insurance premiums		4,361
Miscellaneous		1,344
TOTAL EXPENSES		438,342
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(44,183)
Waiver of administrative personnel and services fee	(34,889)
Reimbursement of other operating expenses	(314,253)
TOTAL WAIVERS AND REIMBURSEMENTS		(393,325)
Net expenses			45,017
Net investment income			409,097
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments (including realized gain of $18,920 on sale of investments in affiliated issuers (Note 5))			62,102
Net realized loss on futures contracts			(41,967)
Net change in unrealized depreciation of investments			402,532
Net change in unrealized appreciation of futures contracts			(27,529)
Net realized and unrealized gain on investments and futures contracts			395,138
Change in net assets resulting from operations			$804,235

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$409,097	$767,051
Net realized gain on investments and futures contracts	20,135	948,458
Net change in unrealized appreciation/depreciation of investments and futures contracts	375,003	(142,136)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	804,235	1,573,373
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(225,664)	(89,823)
Institutional Service Shares	(177,794)	(678,602)
Distributions from net realized gains on investments and futures contracts
Institutional Shares	(69,953)	--
Institutional Service Shares	(226,438)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(699,849)	(768,425)
Share Transactions:
Proceeds from sale of shares	18,680,295	305,980
Net asset value of shares issued to shareholders in payment of distributions declared	482,965	7,248
Cost of shares redeemed	(18,410,225)	(15,764,678)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	753,035	(15,451,450)
Change in net assets	857,421	(14,646,502)
Net Assets:
Beginning of period	9,166,143	23,812,645
End of period (including undistributed net investment income of $6,066 and $52, respectively)	$10,023,564	$9,166,143

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2009

1. ORGANIZATION

Federated Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three diversified portfolios. The financial statements included herein are only those of Federated Intermediate Government/Corporate Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes." As of and during the year ended August 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund may periodically purchase and sell financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments

	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under Statement 133
Interest rate contracts	--	$--	Payable for daily variation margin	$23,794*

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(41,967)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(27,529)

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,909,530	$18,564,078	4,980	$49,830
Shares issued to shareholders in payment of distributions declared	25,404	248,341	138	1,403
Shares redeemed	(1,087,404)	(10,757,022)	(501,310)	(5,133,162)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	847,530	$8,055,397	(496,192)	$(5,081,929)

Year Ended August 31	2009		2008
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	11,894	$116,217	25,018	$256,150
Shares issued to shareholders in payment of distributions declared	23,964	234,624	575	5,845
Shares redeemed	(782,688)	(7,653,203)	(1,047,675)	(10,631,516)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(746,830)	$(7,302,362)	(1,022,082)	$(10,369,521)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	100,700	$753,035	(1,518,274)	$(15,451,450)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for defaulted bonds.

For the year ended August 31, 2009, permanent differences identified and reclassifies among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$375	$(375)

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income [1]	$403,458	$768,425
Long-term capital gains	$296,391	$ --

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,066
Net unrealized appreciation	$246,553
Capital loss carryforwards and deferrals	$(7,769)

At August 31, 2009, the cost of investments for federal tax purposes was $9,416,524. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $246,553. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $365,818 and net unrealized depreciation from investments for those securities having an excess of cost over value of $119,265.

At August 31, 2009, the Fund had a capital loss carryforward of $4,710 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2017.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2009, for federal income tax purposes, post October losses of $3,059 were deferred to September 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2009, the Adviser voluntarily waived $43,380 of its fee and voluntarily reimbursed $314,253 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2009, FAS waived $34,889 of its fee. The net fee paid to FAS was 1.404% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2009, the Fund's Institutional Service Shares did not incur a distribution services fee, however it may begin to incur this fee upon approval of the Trustees.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares and Institutional Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.30% and 0.55%, respectively, for the fiscal year ending August 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended August 31, 2009, the Adviser reimbursed $803. Transactions with affiliated companies during the year ended August 31, 2009 were as follows:

Affiliates	Balance of Shares Held 8/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 8/31/2009	Value	Dividend Income
Federated Mortgage Core Portfolio	93,273	103,341	196,614	--	$ --	$35,865
Prime Value Obligations Fund, Institutional Shares	260,935	29,310,988	28,673,696	898,227	898,227	11,010
TOTAL OF AFFILIATED TRANSACTIONS	354,208	29,414,329	28,870,310	898,227	$898,227	$46,875

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2009, were as follows:

Purchases	$5,113,118
Sales	$2,942,688

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2009, there were no outstanding loans. During the year ended August 31, 2009, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through October 20, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2009, the amount of long-term capital gains designated by the Fund was $296,391.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSTITUTIONAL TRUST AND SHAREHOLDERS OF FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Intermediate Government/Corporate Fund (the "Fund") (one of the portfolios constituting Federated Institutional Trust), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Intermediate Government/Corporate Fund, a portfolio of Federated Institutional Trust, at August 31, 2009, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
October 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: June 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: July 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: June 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: June 1994	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 2002	Principal Occupations: Mark E. Durbiano is Vice President of the Trust. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Susan R. Hill Birth Date: June 20, 1963 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Susan R. Hill is Vice President of the Trust. Ms. Hill joined Federated in 1990 and has been a Senior Portfolio Manager since 2003 and a Senior Vice President of the Fund's Adviser since 2005. Ms. Hill was a Portfolio Manager from 1994 until 2003 and served as Vice President of the Fund's Adviser from 1997 until 2004 and an Assistant Vice President of the Fund's Adviser from 1994 until 1997. Ms. Hill is a Chartered Financial Analyst and received an M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2009

FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the "Products" section of the Web site, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's Web site at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Intermediate Government/Corporate Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420B607
Cusip 31420B508

35671 (10/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $74,700

Fiscal year ended 2008 - $71,800

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $9,858 respectively.  Fiscal year ended 2008 – Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
(h)
Fiscal year ended 2009 - $112,380

Fiscal year ended 2008 - $153,936

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Institutional Trust

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	October 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	October 20, 2009

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	October 20, 2009